SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Ameriprise Financial, Inc. may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: November 10, 2006	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: November 10, 2006	/S/ Warren E. Buffett
	By:	Warren E. Buffett
	Title:	Chairman of the Board

OBH, Inc.

Dated: November 10, 2006	/S/ Warren E. Buffett
	By:	Warren E. Buffett
	Title:	Chairman of the Board

National Indemnity Company

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Chairman of the Board

National Fire & Marine Insurance Company

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Chairman of the Board

Nebraska Furniture Mart, Inc.

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Assistant Secretary

Borsheim’s Jewelry Company, Inc.

Dated: November 10, 2006	/S/ Warren E. Buffett
	By:	Warren E. Buffett
	Title:	Chairman of the Board

The Fechheimer Brothers Company

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Assistant Secretary

Columbia Insurance Company

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Chairman of the Board

Blue Chip Stamps

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Assistant Secretary

Wesco Holdings Midwest, Inc.

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Assistant Secretary

Wesco Financial Corporation

Dated: November 10, 2006	/S/ Jeffrey L. Jacobson
	By:	Jeffrey L. Jacobson
	Title:	Vice President

Wesco-Financial Insurance Co.

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Chairman of the Board

Central States of Omaha Companies, Inc.

Dated: November 10, 2006	/S/ John E. Kizer
	By:	John E. Kizer
	Title:	President

Central States Indemnity Company of Omaha

Dated: November 10, 2006	/S/ John E. Kizer
	By:	John E. Kizer
	Title:	President

FlightSafety International, Inc.

Dated: November 10, 2006	/S/ Marc D. Hamburg
	By:	Marc D. Hamburg
	Title:	Director